                    SECOND AMENDMENT TO CREDIT AGREEMENT


    THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of February 10, 1997 ("this Amendment") by and between DAMARK INTERNATIONAL, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks") and FIRST BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as agent for the Banks (in such capacity, the "Agent").

                                RECITALS

    A. The Borrower, the Banks and the Agent are parties to a Credit Agreement dated as of March 22, 1996, as amended by a First Amendment dated as of October 18, 1996 (as so amended, the "Credit Agreement").

    B. The parties hereto desire to amend the Credit Agreement in the respects hereinafter set forth, and the Borrower desires that the Banks waive an Event of Default which existed under Section 6.9 of the Credit Agreement with respect to the fiscal year ended on that date.

    NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

    Section 1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein, but which are defined in the Credit Agreement, shall have the meanings ascribed to such terms in the Credit Agreement unless the context otherwise requires.

    Section 2. AMENDMENTS TO CREDIT AGREEMENT. Subject to Section 5 hereof, the Credit Agreement is hereby amended as follows:

    (a)  Section 6.18 thereof is amended to read as follows:

    Section 6.18 TRADE SUPPORT RATIO. The Borrower will not permit the ratio of (a) its trade accounts payable to inventory vendors to (b) its inventory as of any date set forth below to be less than the minimum ratio set opposite that date:

                                       Minimum Trade
                Dates                  Support Ratio
                -----                  -------------
                Any March 31           0.50 to 1.00
                Any June 30            0.50 to 1.00
                Any September 30       0.55 to 1.00
                Any December 31        0.55 to 1.00

    Section 3. WAIVER. The Banks hereby waive any Default or Event of Default existing as of December 31, 1996 as the result of the Borrower's noncompliance with Section 6.9 of the Credit Agreement for the fiscal year ended on said date; PROVIDED, HOWEVER, that this waiver shall be effective only if the Borrower's actual Capital Expenditures for the fiscal year ended on said date are not more than $8,750,000. This waiver is limited to the express terms hereof, and nothing herein shall be deemed to be a waiver of any other covenant of the Credit Agreement or a waiver of any other Default or Event of Default that may have existed on December 31, 1996 or at any time thereafter.

    Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. To induce the Banks and the Agent to execute and deliver this Amendment (which representations and warranties shall survive the execution and delivery of this Amendment), the Borrower represents and warrants to the Agent and the Banks that:

        (a) this Amendment has been duly authorized, executed and delivered by it and this Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

        (b) the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

        (c) the execution, delivery and performance by the Borrower of this Amendment (i) have been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) do not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which any of its properties or assets are or may be bound, or (B) result in a breach of or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 4(c);

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        (d)  as of the date hereof and after giving effect to the waiver contained in Section 3 hereof, no Default or Event of Default has occurred which is continuing; and

     (e) all the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects with the same force and effect as if made by the Borrower on and as of the date hereof.

    Section 5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

        (a) executed counterparts of this Amendment, duly executed by the Borrower and each of the Banks, shall have been delivered to the Agent;

        (b) the Agent shall have received from each Subsidiary a Consent and Agreement of Subsidiary in the form of Attachment 1 hereto (the "Subsidiary Agreements") duly completed and executed by such Subsidiary;

       (c) the Agent shall have received a Uniform Commercial Code financing statement prepared for filing with the Secretary of State of Kansas with respect to collateral located at the Borrower's facility in Junction City, Kansas, duly executed by the Borrower;

        (d) the Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance by the Borrower of this Amendment, certified by an officer thereof, together with a certificate of an officer of the Borrower certifying as to the incumbency and the true signatures of the officers authorized to execute this Amendment on behalf of the Borrrower; and

        (e) the Agent shall have received the favorable opinion of counsel to Borrower, covering the matters set forth in Sections 4(a), 4(b) and 4(c).

Upon receipt of all of the foregoing, the Agent shall notify the Borrower and the Banks that this Amendment has become effective, but the failure of the Agent to give such notice shall not affect the validity of this Amendment or prevent it from becoming effective.

    Section 6. COUNTERPARTS AND EFFECTIVENESS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one of the same instrument.

    Section 7.  AFFIRMATION.  Each party hereto affirms and acknowledges that
(a) the Credit Agreement as amended by this Amendment remains in full force and effect in accordance with its terms, and (b) all references to the "Credit Agreement" or any similar term contained in any other Loan Document shall be deemed to be references to the Credit Agreement as amended hereby.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                  DAMARK INTERNATIONAL, INC.


                                  By
                                     -------------------------------------
                                  Its
                                     -------------------------------------


                                  FIRST BANK NATIONAL ASSOCIATION,
                                  as a Bank and as Agent

                                  By
                                     -------------------------------------
                                  Title
                                       -----------------------------------

                                  THE SUMITOMO BANK, LIMITED,
                                  CHICAGO BRANCH

                                  By
                                     -------------------------------------
                                  Title
                                       -----------------------------------

                                  By
                                     -------------------------------------
                                  Title
                                       -----------------------------------

                                  BANK ONE, MILWAUKEE,
                                  NATIONAL ASSOCIATION

                                  By
                                     -------------------------------------
                                  Title
                                       -----------------------------------


            [Signature Page to Second Amendment to Credit Agreement]

                     CONSENT AND AGREEMENT OF SUBSIDIARY



DAMARK FINANCIAL SERVICES, INC., a Minnesota corporation (the "Subsidiary"), hereby acknowledges and consents to that certain Second Amendment to Credit Agreement dated as of February 10, 1997 (the "Amendment") between Damark International, Inc., a Minnesota corporation (the "Borrower"), the Banks which are signatories thereto (the "Banks") and First Bank National Association as Agent for the Banks. The Subsidiary further acknowledges and agrees as follows:

         (a) All references to the "Credit Agreement" contained in the Guaranty dated as of August 21, 1996 (the "Guaranty"), executed by the Subsidiary in favor of the Banks and the Agent, shall hereafter mean and refer to the Credit Agreement dated as of March 22, 1996 between the Borrower, the Banks and the Agent, as heretofore amended, as amended by the Amendment and as the same may hereafter be further amended, supplemented, restated, extended or renewed from time to time.

          (b) The Guaranty is and shall remain in full force and effect with respect to the Obligations (as defined in the Guaranty).

Dated: February 10, 1997

                                  SUBSIDIARY:

                                  DAMARK FINANCIAL SERVICES, INC.


                                  By
                                     -------------------------------------
                                  Title
                                       -----------------------------------

                     CONSENT AND AGREEMENT OF SUBSIDIARY



TEXAS TELEMARKETING, INC., a Minnesota corporation (the "Subsidiary"), hereby acknowledges and consents to that certain Second Amendment to Credit Agreement dated as of February 10, 1997 (the "Amendment") between Damark International, Inc., a Minnesota corporation (the "Borrower"), the Banks which are signatories thereto (the "Banks") and First Bank National Association as Agent for the Banks. The Subsidiary further acknowledges and agrees as follows:

         (a) All references to the "Credit Agreement" contained in the Guaranty dated as of March 22, 1996 (the "Guaranty"), executed by the Subsidiary in favor of the Banks and the Agent, shall hereafter mean and refer to the Credit Agreement dated as of March 22, 1996 between the Borrower, the Banks and the Agent, as heretofore amended, as amended by the Amendment and as the same may hereafter be further amended, supplemented, restated, extended or renewed from time to time.

          (b) The Guaranty is and shall remain in full force and effect with respect to the Obligations (as defined in the Guaranty).

Dated: February 10, 1997

                                  SUBSIDIARY:

                                  TEXAS TELEMARKETING, INC.


                                  By
                                     -------------------------------------
                                  Title
                                       -----------------------------------